Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.

Address: Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.
                                    780 Third Avenue, 37th Floor
                                    New York, NY  10017

                                    Deerfield Special Situations Fund
                                    International Limited:
                                    c/o Bisys Management (B.V.I.) Limited
                                    Bison Court, Columbus Centre, P.O. Box 3460
                                    Road Town, Tortola
                                    British Virgin Islands

Designated Filer:                   James E. Flynn

Issuer and Ticker Symbol:           Nx Stage Medical, Inc. (NXTM)

Date of Earliest Transaction        October 9, 2009
to be Reported:

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P. and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Nx Stage Medical, Inc.

Signatures:


DEERFIELD CAPITAL, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:  Deerfield Management Company

By:  Flynn Management LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory